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                                                                   EXHIBIT 10.27

                               October 12, 1997

Redwood Gaming Limited Liability Company
DeBartolo Entertainment Louisiana Gaming, Inc.
999 Baker Way, Suite 420
San Mateo, California 94404
Attention: Mr. Edward J. DeBartolo, Jr.

      Re: Amendment to Note and Warrant Purchase Agreement dated November 16, 1997 by and among Redwood Gaming Limited Liability Company (formerly known as Golden Gate Gaming, limited liability company) ("Redwood"), Edward J. DeBartolo, Jr,, Cynthia R. DeBartolo, and Hollywood Casino Corporation ("Hollywood") (as amended, the "Note and Warrant Purchase Agreement") and Waiver and Release by DeBartolo Entertainment Louisiana Gaming, Inc. ("DELG") and HWCC-Louisiana, Inc. ("HWCC") of Section 8.01 of the Agreement dated August 1, 1996, by and between HWCC and DELG (the "Louisiana JV Agreement")

Dear Mr. DeBartolo:

      Contingent upon receipt by no later than 7:00 p.m. Central Standard Time today of a copy of this letter countersigned by (i) HWCC agreeing and acknowledging that as of the date of this letter, HWCC waives all of its rights under, and releases DELG and its owners, members, officers, agents, family members and affiliates from any and all obligations arising under, Section 8.01 of the Louisiana JV Agreement, (ii) DELG agreeing and acknowledging that as of the date of this letter, DELG waives all of its rights under, and releases HWCC and its owners, officers, agents, family members and affiliates from any and all obligations arising under, Section 8.01 of the Louisiana JV Agreement, and (iii) Redwood agreeing to the Note and Warrant Purchase Agreement Amendments (as hereafter defined), Hollywood agrees and acknowledges that the Note and Warrant Purchase Agreement is hereby amended as follows (collectively, the "Note and Warrant Purchase Agreement Amendments"):

      (i) Sections 2.2(i), (ii) and (iii) of the Note and Warrant Purchase Agreement are amended and restated to read in their entirety as follows:

      "(i) No payments of principal or interest shall be payable prior to February 1, 1998, except as provided in Section 2.5.1. The unpaid principal of and accrued unpaid interest on the Notes (the "Unpaid Balance") as of February 1, 1998 shall be due and payable in eleven (11) equal quarterly installments, each in an amount equal to (i) the Unpaid Balance as of February 1, 1998 divided by twelve (12), commencing on February 1, 1998, and thereafter, on the first (1st) day of each succeeding May, August, November and February, through and including August, 2000;
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Redwood Gaming Limited Liability Company
October 12, 1997
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      (ii) Interest, computed as aforesaid, on the Unpaid Balance and all other amounts outstanding under the Notes shall be due and payable quarterly as it accrues, commencing on May 1, 1998, and thereafter, on the first (1st) day of each succeeding August, November, February and May, until all outstanding payments are paid in full;

      (iii) The entire unpaid principal balance of and interest on the Notes shall be finally due and payable in one (1) final installment, on November 15, 2000."

      (ii) The reference in Section 3.1 to the date "November 15, 1998" is hereby deleted and replaced with a reference to the date "February 1, 1999".

      (iii) The reference in Section 3.2.1 to the date "November 15, 1998" is hereby deleted and replaced with a reference to the date "February 1, 1999".

      (iv) All references in Section 3.3 to the dates "September 15, 1998" and "November 15, 1998" are hereby deleted and replaced with references to the dates "December 15, 1998" and February 1, 1999", respectively.

      (v) All references in the Warrant Certificates (as defined in the Note and Warrant Purchase Agreement) to the date "November 15, 1998" are hereby deleted and replaced with references to the date "February 1, 1999".


                              Very truly yours,



                              HOLLYWOOD CASINO CORPORATION


                              By:/s/ Jack E. Pratt
                                 --------------------------------------------
                                 Jack E. Pratt, Chairman of the Board and CEO
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Redwood Gaming Limited Liability Company
October 12, 1997
Page 3



AGREED TO AND ACKNOWLEDGED BY:


HWCC-LOUISIANA, INC.


By:    /s/ Jack E. Pratt
      --------------------------------------------------
      Jack E. Pratt, Chairman of the Board and President


DEBARTOLO ENTERTAINMENT
LOUISIANA GAMING, INC.


By:   /s/ Edward J. DeBartolo, Jr.
      --------------------------------------------------
      Edward J. DeBartolo, Jr., President


REDWOOD GAMING LIMITED LIABILITY COMPANY


By:    DeMur, Inc., its Manager


   By:   /s/ Edward J.DeBartolo, Jr.
      --------------------------------------------------
           Edward J. DeBartolo, Jr., Manager